Investor Presentation Bank of America Airline Conference June 15, 2010 Exhibit 99.1

Important Information For Investors And
Stockholders
Important Information For Investors And
Stockholders
p. 2
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger of equals transaction between UAL Corporation (“UAL”) and Continental Airlines, Inc. (“Continental”)
will be submitted to the respective stockholders of UAL and Continental for their consideration.  UAL will file with the Securities and
Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Continental and UAL that also constitutes a prospectus of UAL.  UAL and Continental also plan to file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF CONTINENTAL ARE URGED TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR
ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED
TRANSACTION.  Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about UAL and Continental, once such documents are filed with the SEC, through the
997-8610.  Copies of the documents filed with the SEC by Continental will be available free of charge on Continental’s website at Investor
Relations Department at (713) 324-5152.
UAL, Continental and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Continental in connection with the proposed transaction.  Information about the directors and executive officers of Continental is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on
April 23, 2010.  Information about the directors and executive officers of UAL is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010.  These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Reconciliation of Non-GAAP Financial Measures

Financial measures highlighted in this presentation may be considered non-GAAP financial measures such as Earnings Before Income
Tax, Depreciation, Amortization, and Rent (“EBITDAR”) Margin excluding special items. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures are available in the Appendix to this presentation.
website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by UAL will be available free of charge on UAL’s website at www.united.com under the tab “Investor Relations” or by contacting UAL’s Investor Relations Department at (312)
www.continental.com under the tab “About Continental” and then under the tab “Investor Relations” or by contacting Continental’s

Forward-Looking Statements
Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Continental’s and UAL’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,”
“believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, Continental’s and UAL’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Continental and UAL and are difficult to predict.
Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action
(including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, significant volatility in the cost of aircraft fuel, the high leverage and other significant capital commitments of Continental and UAL, the ability to obtain financing and to refinance the combined company’s debt, the ability of Continental and UAL to maintain and utilize their respective net operating losses, the impact of labor relations, global economic conditions, fluctuations in exchange rates, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.
UAL and Continental caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Continental’s and UAL’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form
10-Q, recent Current Reports on Form 8-K, and other SEC filings.  All subsequent written and oral forward-looking statements concerning Continental, UAL, the proposed transaction or other matters and attributable to Continental or UAL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Neither Continental nor UAL undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Continental’s and UAL’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,”
“believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, Continental’s and UAL’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Continental and UAL and are difficult to predict.
Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action
(including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, significant volatility in the cost of aircraft fuel, the high leverage and other significant capital commitments of Continental and UAL, the ability to obtain financing and to refinance the combined company’s debt, the ability of Continental and UAL to maintain and utilize their respective net operating losses, the impact of labor relations, global economic conditions, fluctuations in exchange rates, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.
UAL and Continental caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Continental’s and UAL’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form
10-Q, recent Current Reports on Form 8-K, and other SEC filings.  All subsequent written and oral forward-looking statements concerning Continental, UAL, the proposed transaction or other matters and attributable to Continental or UAL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Neither Continental nor UAL undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
p. 3

United Is On A Path To Achieve Full Potential
United Is On A Path To Achieve Full Potential
•
Significant improvements made
across the enterprise
–
Leading the industry in revenue
recovery
–
Top tier Cost Control
–
Leading On-time airline
–
Significant improvement in
customer satisfaction
•
Merger with Continental an
important step forward
•
Will continue to challenge status
quo to meet objective
•
Significant improvements made
across the enterprise
–
Leading the industry in revenue
recovery
–
Top tier Cost Control
–
Leading On-time airline
–
Significant improvement in
customer satisfaction
•
Merger with Continental an
important step forward
•
Will continue to challenge status
quo to meet objective
Sustained and Sufficient Profitability to Return Cost of Capital
Sustained and Sufficient Profitability to Return Cost of Capital
p. 4

Our Actions Are Generating Industry Leading
Revenue Results
Our Actions Are Generating Industry Leading
Revenue Results
Mar ’10
12.6%
May ’10
23.5%
7.9%
Jan ’10
26.0%
2.2%
24.6%
13.9%
13.5%
19.4%
1.5%
-0.2%
Nov ’09
-4.4%
-2.4%
United PRASM YOY Change
ATA Industry - ex United PRASM YOY Change
Consolidated PRASM Year over Year
Change – United and Industry
• Aligned capacity to demand without
diminishing the network
– Down-gauged supply to match demand
– Targeted the Pacific entity which was
disproportionately impacted by the
downturn
• Optimized the network
– Moved capacity from under-performing
markets to start services to new markets
in Europe, Middle East and Africa
• New International premium cabins
completed on 747 and 767 fleets
– Best-in-class premium travel experience
– Reduced front cabin capacity
– 777 Reconfiguration underway
• Aligned capacity to demand without
diminishing the network
– Down-gauged supply to match demand
– Targeted the Pacific entity which was
disproportionately impacted by the
downturn
• Optimized the network
– Moved capacity from under-performing
markets to start services to new markets
in Europe, Middle East and Africa
• New International premium cabins
completed on 747 and 767 fleets
– Best-in-class premium travel experience
– Reduced front cabin capacity
– 777 Reconfiguration underway
p. 5

$7.75
+23.5%
+39.1%
TME 1Q
2010
$13.31
2008
$10.78
2007
Ancillary Revenue Per Passenger ($)
We Are Creating New Revenue Streams
We Are Creating New Revenue Streams
• Led the industry in changing the
revenue model
– First and Second Bag Fees
– Buy on Board Food
– New Value-Added Services
• Providing Customers With Choice
Presents a Growing Opportunity
– First and Business Class Upsell
– Economy Plus Upsell
– Premier Line Access
– Red Carpet Club Day Passes
– Premier For A Day
• Led the industry in changing the
revenue model
– First and Second Bag Fees
– Buy on Board Food
– New Value-Added Services
• Providing Customers With Choice
Presents a Growing Opportunity
– First and Business Class Upsell
– Economy Plus Upsell
– Premier Line Access
– Red Carpet Club Day Passes
– Premier For A Day
p. 6
-We Generate Over $13 Per Passenger – The Highest of Any
US Airline – $1.2B of Ancillary Revenue in 2010

Sources: Company press releases and Earnings Calls
We Have Controlled Costs Despite Reducing
Capacity
We Have Controlled Costs Despite Reducing
Capacity
Consolidated CASM Excluding Fuel
Year-Over-Year Growth
TME 1Q10 vs. TME 1Q09
Consolidated CASM Excluding Fuel
Year-Over-Year Growth
TME 1Q10 vs. TME 1Q09
5.9%
3.6%
2.7%
1.2% 1.2%
p. 7

Operational Performance and Customer Satisfaction
Significantly Improved
Operational Performance and Customer Satisfaction
Significantly Improved
United Rises to First in On-Time
Arrival in 2009 Among the U.S.
Five Largest Global Carriers*
* According to recently published arrival data in the U.S. Department of Transportation Air Travel Consumer Report, United ranked highest in on-time performance for domestic scheduled flights as measured by the U.S. DOT (flights arriving within 14 minutes of scheduled arrival time) between 1/1/09-12/31/09, when compared to the largest U.S. global carriers based on available seat miles, enplaned passengers or passenger revenue, which includes Delta (including its Northwest subsidiary), American, Continental and US Airways.
78.2%
80.3% 80.3%
81.2%
84.0%
A:14 Results for YTD April 2010
Onboard Cabin Cleanliness
Customer Satisfaction Score
Onboard Cabin Cleanliness
Customer Satisfaction Score
Mar Jan Nov Sep Jul May
2009-2010
2009-2010
Workability of Onboard Equipment
Customer Satisfaction Score
Workability of Onboard Equipment
Customer Satisfaction Score
Mar Jan Nov Sep Jul May
2008-2009
2008-2009
May
May
p. 8

Next-Generation Aircraft
Order
•
Smart aircraft purchase
at the bottom of the cycle
•
Negotiated significant
flexibility
•
Limited near term cash
payments
•
Significant
improvements in range,
fuel burn and
maintenance costs
Other Customer Facing
Investments
•
Leather seating in
domestic first class
•
New uniforms for our
people
•
Increased employee
training
•
New and remodeled
Red Carpet Clubs at
O’Hare
•
Fully lie-flat first and
business class seats
•
Large screen on-
demand audio and
video
•
Improved dining
menu
Industry Leading First And
Business Class
We Continue To Make Smart Investments In Our
Future
We Continue To Make Smart Investments In Our
Future
p. 9

Sources: Company press releases and earnings calls
Systematic Fuel Hedging Program Has Helped
Manage Risk and Mitigate Volatility
Systematic Fuel Hedging Program Has Helped
Manage Risk and Mitigate Volatility
Fuel Hedge Coverage (%)
p. 10
77%
31%
50%
39%
44%
65%
24%
34%
42%
72%
2Q 2010
2Q-4Q 2010
Crude Cap
2Q 10
2Q Thru 4Q
$75 $76 $95 $83 N/A N/A
$79 $79 $93 $87 N/A N/A

Our Liquidity Is The Strongest In The Industry While
Fixed Obligations Are Among The Lowest
Our Liquidity Is The Strongest In The Industry While
Fixed Obligations Are Among The Lowest
15.0%
19.8%
22.6%
24.6%
25.9%
21.7%
Liquidity Balance As a Percent of Revenue –
TME 1Q10
Announced Transactions
*Announced Transactions include UAUA Secured Notes transaction received in Apr 2010
*Liquidity includes revolving credit facilities announced by all carriers –
United has a $150M facility available
1,797
975
1,114
511
717
Debt and Capital Lease
Obligations
- Full
Year 2010
p. 11

• Creates the world’s most
comprehensive global network
• Enhanced connectivity for
communities of all sizes
• Carriers of choice for business and
premium travelers
• Platform for increased profitability
and sustainable long-term value
• Financially stable company provides
job security
United-Continental, An Important Next Step
The Right Combination For Customers, Employees and Investors
United-Continental, An Important Next Step
The Right Combination For Customers, Employees and Investors
p. 12

The Combined Carrier Will Have A
World-Class Global Network
The Combined Carrier Will Have A
World-Class Global Network
26 Destinations
13 Countries
62 Average Daily Departures
Trans-Pacific Service
69 Destinations
24 Countries
156 Average Daily Departures
Latin American & Caribbean Service
34 Destinations
21 Countries
74 Average Daily Departures
Trans-Atlantic Service
Figures for destinations with regular
service in 2010
Source: OAG, Full Year 2010
p. 13

… And Comprehensive Domestic Network … And Comprehensive Domestic Network Los Angeles San Francisco Denver Chicago Cleveland New York Washington D.C. Houston Source: OAG, Full Year 2010 Guam

$1.0 - $1.2 Billion of Expected Net
Annual Synergies
75% of synergies expected to be achieved in second year, with full run-
rate expected to be achieved in year three
Combined Entity Will Realize Significant Revenue
and Cost Synergies
Combined Entity Will Realize Significant Revenue
and Cost Synergies
• Revenue Synergies        $0.8 – 0.9 billion
– Fleet Optimization
– Connectivity
– City Presence
– Loyalty Program
• Net Cost Synergies        $0.2 – 0.3 billion
– Management Overhead
– IT Platforms
– Facilities Integration
p. 15

Range
Aircraft Range and Capacity
(Current Combined Mainline Fleet)
As of 12/31/09
Combined Fleet Matches the Right Aircraft to the
Right Markets
Combined Fleet Matches the Right Aircraft to the
Right Markets
737 & A320 Families
B757
B747
B777
B767
p. 16
Maximum Retirements
Maximum Options
Mainline Fleet Flexibility
Fleet
Optimization

Connectivity
Combined Network Adds Over 2 Million
Passengers Per Year
Combined Network Adds Over 2 Million
Passengers Per Year
• Combined network will attract more
passengers
– Net increase of over 2 million new
passengers per year
• Example: Connecting the Denver and
Houston hubs creates over 400 new
online city pairs
– Connects cities that were previously only
served by United from Denver and
Continental from Houston
Case Study:
Denver/Houston Hubs
San Juan, PR
Denver
(United Hub)
Houston
(Continental Hub)
p. 17

City
Presence
Enhanced Presence in Major Metro Areas
Enhanced Presence in Major Metro Areas
Chicago
Asia
Europe
Midwest
West Coast
San Francisco
Asia
Australia
West Coast
Mexico
Hawaii
Denver
Mountain West
West Coast
Mexico
Hawaii
New York
Northeast US
Europe
Latin America
Asia
Middle East
Washington DC
Europe
Latin America
Middle East
East Coast
Houston
Southern US
Mexico
Latin America
Asia
Hawaii
Boston, MA
Boston Is Just One of Many Examples
Cleveland
Midwest
East Coast
Los Angeles
Asia
Australia
West Coast
Mexico
Hawaii
p. 18

2009 Frequent Flyer Program Total Members
(millions)
*Subject to overlap between current programs
Source: Based on data from public sources including 10-Ks
• Loyalty program of choice in metro
areas will drive more spend with
partners
– Merger positions combined carrier to
provide top tier service in 13 of the top 25
cities
• Earn miles and other benefits with an
unmatched choice of affinity cards
– Card products include premium, debit and
small business
• Vast array of travel and retail partners
for earning and redemption of miles
– Breadth of network in metro areas creates
compelling customer base for partners and
retailers
• Loyalty program of choice in metro
areas will drive more spend with
partners
– Merger positions combined carrier to
provide top tier service in 13 of the top 25
cities
• Earn miles and other benefits with an
unmatched choice of affinity cards
– Card products include premium, debit and
small business
• Vast array of travel and retail partners
for earning and redemption of miles
– Breadth of network in metro areas creates
compelling customer base for partners and
retailers
Industry Leading Loyalty Program For Customers
Industry Leading Loyalty Program For Customers
30
64
74
91
*
p. 19
Loyalty
Program

• Common IT Platform enables savings on operations
& purchasing
• Reduced complexity of IT infrastructure resulting
maintenance and support savings
• Elimination of duplicative functions to create a
leaner, more responsive company
Cost Savings From Reduced Overhead and
Improved Efficiency
Cost Savings From Reduced Overhead and
Improved Efficiency
IT Systems & Technologies
Management Overhead
Facilities Integration
• Facilities and service integration due to larger scale
driving more optimal space requirements and
staffing
• Rationalization of training center, headquarters and
other real estate
p. 20

The New United Brings Together The Best Of
Both Companies
The New United Brings Together The Best Of
Both Companies
• The two companies will bring
together the best from each:
– Board of Directors
– Management Team
– Corporate Strategies
– Products and Services
• Integration Planning has begun
– Focused on value creation
– Selected advisors with experience in
airline integration
– Strong focus on running the core
business and maintaining performance
trajectory
• The two companies will bring
together the best from each:
– Board of Directors
– Management Team
– Corporate Strategies
– Products and Services
• Integration Planning has begun
– Focused on value creation
– Selected advisors with experience in
airline integration
– Strong focus on running the core
business and maintaining performance
trajectory
p. 21

Substantial Benefits to All Stakeholders
Substantial Benefits to All Stakeholders
Customers
Expanded global network and
superior product and service
Communities
Enhanced service and single-carrier
access to best global network
through strategically located hubs
Employees Improved long-term career
opportunities and enhanced job stability
Shareholders
Platform for increased profitability and
sustainable long-term value
p. 22

On a Path To Achieve Our Full Potential
On a Path To Achieve Our Full Potential
•
Our objective is to generate
sustained and sufficient
profitability to return cost of
capital
•
Merger builds on strong
foundation of performance
improvement
•
Combination in and of itself will
not be sufficient to meet our
objective
•
United will continue to pursue
improvement in every area of the
business in order to drive towards
our full potential
•
Our objective is to generate
sustained and sufficient
profitability to return cost of
capital
•
Merger builds on strong
foundation of performance
improvement
•
Combination in and of itself will
not be sufficient to meet our
objective
•
United will continue to pursue
improvement in every area of the
business in order to drive towards
our full potential
p. 23

Non-GAAP Reconciliations Non-GAAP Reconciliations

Non-GAAP To GAAP Reconciliation
Non-GAAP To GAAP Reconciliation
p. 25
Operating Expense per ASM - CASM (cents) Twelve Months Ending Twelve Months Ending
March 31, 2010 March 31, 2009
Actual Actual
Consolidated operating expense
11.96 15.88
Special items & other exclusions
(0.23) (1.97)
Consolidated operating expense excluding special items
11.73 13.91
Less: non-cash net mark-to-market hedge impact
0.30 (0.27)
Consolidated excluding special items and non-cash net mark-to-market hedge impact
12.03 13.64
Less: fuel expense  (excluding non-cash net mark-to-market fuel hedge impact)
3.49 5.20
Consolidated excluding fuel & special items
8.54 8.44